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                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K


                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934


 Date of Report (Date of earliest event reported):  May 24, 2004
                                                    ------------

             The St. Paul Travelers Companies, Inc.
      ----------------------------------------------------
     (Exact name of registrant as specified in its charter)


     Minnesota                001-10898             41-0518860
   -----------             ---------------          ----------
  (State or other         (Commission File         (IRS Employer
  jurisdiction of             Number)             Identification
   incorporation)                                     Number)

          385 Washington Street                       55102
          Saint Paul, Minnesota                     ----------
  -----------------------------                    (Zip Code)
 (Address of principal executive offices)

                         (651) 310-7911
       --------------------------------------------------
      (Registrant's telephone number, including area code)

                        (Not Applicable)
   -----------------------------------------------------------
  (Former name or former address, if changed since last report)



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Item 5.  Other Events and Regulation FD Disclosure.
         -----------------------------------------

On May 24, 2004, The St. Paul Travelers Companies, Inc. (the
"Company") issued a press release announcing that it had executed an agreement resolving common law asbestos-related direct actions pending against the Company's Travelers
Property Casualty Corp. subsidiaries. The press release is furnished as Exhibit 99 to this Report and is incorporated by reference herein.


Item 7.      Financial Statements and Exhibits.
             ---------------------------------

     (c)     Exhibits.

Exhibit No.  Exhibit
             -------
  99         Press release issued by The St. Paul Travelers
             Companies, Inc. on May 24, 2004.



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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:      May 26, 2004       The St. Paul Travelers Companies, Inc.
           ------------

                              By:     /s/ Bruce A. Backberg
                                      ---------------------
                                          Bruce A. Backberg
                              Title:      Senior Vice President


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                          EXHIBIT INDEX

Exhibit No.      Exhibit
                 -------

 99              Press release issued by The St. Paul Travelers
                 Companies, Inc. on May 24, 2004.